UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2009

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The percentage for Non-GAAP Operating Income should have been noted as 20% and not the 30% indicated in the Form 8-K filed on May 27, 2009.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

e)      On May 20, 2009, the Compensation Committee of the Board adopted the 2009 Annual Incentive Plan, a cash bonus plan in which the Company’s named executive officers participate.  Each named executive officer has an incentive target which is expressed as a percentage of base salary, ranging between 60% and 100%. Target incentive percentages for the Company’s named executive officers were not changed compared to 2008 and continue at previously disclosed levels.

 Bonus determinations for fiscal 2009 performance will be calculated using the following formula:

Annual Salary	x	Target Bonus Percentage	x	Individual Multiplier	x	Company Multiplier	=	Bonus Payout

The Individual and Company Multipliers are each derived based on performance and are equally weighted.

Individual Multiplier

The Individual Multiplier reflects each executive’s individual performance and is determined at the Compensation Committee’s discretion based on the recommendation of the Chief Executive Officer.   The CEO does not provide input to the Compensation Committee on his own performance.   Individual performance that meets expectations yields a 100% multiplier.

Company Multiplier

The Company Multiplier is determined based on pre-established goals under selected financial and key company strategic objectives.  For 2009, the corporate financial targets account for 70% of the total Company Multiplier as follows:

•	Revenue (40%)

•	Non-GAAP Operating Income (20%)

•	Cash (10%)

The remaining 30% of the Company Multiplier is based on the achievement of critical strategic objectives.

The Company Multiplier is expected to be the same for all named executive officers.   Maximum achievement of financial and strategic objectives yields a 200% Company Multiplier.  The threshold performance and the level of performance at which the funding for that particular performance measure will be capped as follows:

•	For each financial measure, a rating of zero if achievement is below 80%;

•	For each financial measure, a rating ranging from 80% to 100% if achievement meets or exceeds the minimum performance level but does not achieve the target performance level;

•	For each strategic performance measure, a rating ranging from 0% to 100% based on relative achievement of the particular measure;

•	For each financial and strategic measure, a rating of 101% to 200% if achievement meets or exceeds the target performance level.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2009	ALIGN TECHNOLOGY, INC.
	By:	/s/ Roger E. George
Roger E. George
Vice President, Corporate & Legal Affairs and General Counsel